LOOMIS SAYLES INVESTMENT GRADE BOND FUND—CLASS J

Supplement dated April 10, 2008 to the Loomis Sayles Investment Grade Bond Fund

Class J Statement of Additional Information dated February 1, 2008,

as may be revised and supplemented from time to time

Effective immediately, the following text and table shall replace the seventh paragraph and the table immediately following the seventh paragraph in the sub-section “Distribution Agreement and 12b-1 Plan” within section “Investment Advisory and Other Services”:

During the fiscal year ended September 30, 2007, the Distributor’s expenses relating to the Fund’s 12b-1 plan were as follows. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor’s Japanese representative:

Fund	Advertising/ Printing and Mailing of Prospectuses to other than current shareholders	Compensation to Underwriters in Japan	Compensation to Broker-Dealers in Japan	Compensation to Sales Personnel	Interest, carrying or other finance charges	Other Distribution Costs
Loomis Sayles Investment Grade Bond Fund	$0	$0	$955,913	$86,032	$0	$391,924

M-LSSP93-0408